SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-11115



                          Date of Report: June 30, 2007


                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-5996486
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(State of other jurisdiction of                                (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612 New York, NY                                10119
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(Address of principal executive offices)                            (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01         CHANGES IN CONTROL OF REGISTRANT
ITEM 5.02         DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS;
                   APPOINTMENT OF CERTAIN OFFICERS

     On June 30, 2007 GreenShift Corporation transferred to Seaway Capital, Inc. all of its interest in the equity securities of GS Carbon Corporation, specifically 78,250 shares of Series B Preferred Stock and 320,534,884 shares of common stock, representing approximately 95% of the equity at that time (the "Transfer"). Seaway Capital, Inc. agreed to assume responsibility for the management of GS Carbon Corporation, but gave no additional consideration to GreenShift Corporation.

     On June 30, 2007, Kevin Kreisler resigned from his position as Chief Executive Officer and Chief Financial Officer of GS Carbon Corporation. The Board of Directors then elected Thomas Scozzafava to serve as Chief Executive Officer and Chief Financial Officer. Mr. Scozzafava is the sole owner of Seaway Capital, Inc. Information regarding Mr. Scozzafava follows:

Thomas Scozzafava has over 15 years experience in venture capital and leveraged buyouts, and has extensive capital markets experience. Since 2006 Mr. Scozzafava has served as Chief Executive Officer of GS AgriFuels, Inc. (OTCBB: GSGF), which is a subsidiary of GreenShift Corporation. During 2005 and 2006 Mr. Scozzafava also served as Vice President for Acquisitions of GreenShift Corporation (OTCBB:
GSGF). Mr. Scozzafava founded and serves as CFO of WiseBuys Stores, Inc., a chain of retail stores. From 1997 until 2002, Mr. Scozzafava was a Director of Prudential's Merchant Banking Group, where he helped find, evaluate, negotiate, and structure leveraged buyouts of companies in industries that included telecommunications, media, business services, and manufacturing industries. Mr. Scozzafava also held a senior management position at Prudential's employee limited partnerships, where he completed approximately 40 venture capital and LBO investments. From 1995 until 1997, Mr. Scozzafava was an Analyst in Lehman Brothers' Merchant Banking Group where he analyzed leveraged buyout and growth equity investments. From 1992 until 1995 Mr. Scozzafava was a financial analyst with GE Capital Corporation, where he completed the company's Financial Management Program. At GE Investments Mr. Scozzafava analyzed private equity investments, and at GE's Kidder Peabody unit he reviewed proprietary equity derivative and convertible bond models and analyzed the firm's equity derivative exposure. Mr. Scozzafava received a Bachelor of Arts cum laude with concentrations in economics and mathematics with Honors distinction from Hamilton College in 1992. Mr. Scozzafava is 37 years old.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 24, 2007               GS CARBON CORPORATION

                                    By: /s/ Thomas Scozzafava
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                                            Thomas Scozzafava
                                            Chief Executive Officer